UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2009

Exact Name of Registrant as Specified in
	Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 2.02. Results of Operations and Financial Condition
On August 4, 2009, Pinnacle West Capital Corporation (the “Company” or “Pinnacle West”) issued a press release regarding its financial results for its fiscal quarter ended June 30, 2009. A copy of the press release is attached hereto as Exhibit 99.2.
Certain of the information referenced in Item 7.01 below relates to the Company’s results of operations for its fiscal quarter ended June 30, 2009. This information is attached hereto as Exhibits 99.1, 99.2 and 99.3.
Item 7.01. Regulation FD Disclosure
Financial and Business Information
The Company is providing a quarterly consolidated statistical summary and a copy of the slide presentation made in connection with the quarterly earnings conference call on August 4, 2009 to help interested parties better understand its business (see Exhibits 99.1 and 99.3). This information is concurrently being posted to the Company’s website at www.pinnaclewest.com, which also contains a glossary of relevant terms.
2009 Earnings Outlook
In this discussion, earnings per share amounts are after income taxes and are based on diluted common shares outstanding. The earnings guidance in this Form 8-K supersedes all previous earnings guidance provided by Pinnacle West.
Our earnings forecasts are subject to numerous risks, including those described under “Forward-Looking Statements” below and under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.
We estimate that our consolidated earnings for 2009 will be within a reasonable range around $2.30 per share, excluding the impact of SunCor Development Company (“SunCor”). This guidance takes into account the effects of milder weather in the first quarter, as well as the 2009 portion of the annualized pretax cost savings identified in our March 2009 report to the Arizona Corporation Commission (the “ACC”), as required by the ACC’s interim rate decision in December 2008.
We estimate that Arizona Public Service Company’s (“APS”) earnings contribution included in such consolidated earnings will be within a reasonable range around $2.35 per share (equivalent to a return on APS’ average common equity of about 7%). This estimate assumes that the interim base rate surcharge will remain in effect throughout 2009. We currently estimate that holding company expenses and other items, net, will be a net loss within a reasonable range around $0.05 per share. For additional details regarding the major factors affecting our consolidated earnings outlook for 2009, see Exhibit 99.4 attached hereto.
2010 Earnings Outlook
Assuming APS’ proposed general retail rate settlement is approved as proposed and is effective for the entire year, we estimate that our consolidated earnings for 2010, with negligible impact from SunCor, if any, will be within a reasonable range around $3.00 per share. We estimate that APS’ earnings contribution included in such 2010 consolidated earnings will be within a reasonable range around $3.00 per share (equivalent to a return on APS’ average common equity of about 9%). We currently estimate that holding company expenses and other items, net, will not have any meaningful impact on our 2010 consolidated financial results. For additional details regarding major factors affecting our consolidated earnings outlook for 2010, see Exhibit 99.5 attached hereto.

Forward-Looking Statements
This Form 8-K contains forward-looking statements regarding our 2009 and 2010 earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements or make any further statements on any of these issues, except as required by applicable law. These forward-looking statements are often identified by words such as “estimate,” “predict,” “hope,” “may,” “believe,” “anticipate,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by Pinnacle West or APS. In addition to the Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2008, these factors include, but are not limited to, state and federal regulatory and legislative decisions and actions, including the outcome or timing of the pending rate case of APS; increases in our capital expenditures and operating costs and our ability to achieve timely and adequate rate recovery of these increased costs; our ability to reduce capital expenditures and other costs while maintaining reliability and customer service levels, and unexpected developments that would limit us from achieving all or some of our planned capital expenditure reductions; volatile fuel and purchased power costs, including fluctuations in market prices for natural gas, coal, uranium and other fuels used in our generating facilities, availability of supplies of such commodities, and our ability to recover the costs of such commodities; the outcome and resulting costs of regulatory, legislative and judicial proceedings, both current and future, including those related to environmental matters and climate change; the availability of sufficient water supplies to operate our generation facilities, including as the result of drought conditions; the potential for additional restructuring of the electric industry, including decisions impacting wholesale competition and the introduction of retail electric competition in Arizona; regional, national and international economic and market conditions, including the strength of the real estate, credit and financial markets; the potential adverse impact of current economic conditions on our results of operations; the cost of debt and equity capital and access to capital markets; changes in the market price of our common stock; restrictions on dividends or other burdensome provisions in new or existing credit agreements; our ability, or the ability of our subsidiaries, to meet debt service obligations; current credit ratings remaining in effect for any given period of time; the performance of the stock market and the changing interest rate environment, which affect the value of our nuclear decommissioning trust, pension, and other postretirement benefit plan assets, the amount of required contributions to Pinnacle West’s pension plan and contributions to APS’ nuclear decommissioning trust funds, as well as the reported costs of providing pension and other postretirement benefits and our ability to recover such costs; volatile market liquidity, any deteriorating counterparty credit and the use of derivative contracts in our business (including the interpretation of the subjective and complex accounting rules related to these contracts); the potential shortfall in insurance coverage for a loss resulting from an insurer failing to meet, or being unwilling to meet, its obligations under our insurance policies, or from our commercially reasonable levels of insurance failing to fully cover the loss incurred; changes in accounting principles generally accepted in the United States of America, the interpretation of those principles and the impact of the adoption of new accounting standards; customer growth and energy usage; weather variations affecting local and regional customer energy usage; power plant performance and outages; transmission outages and constraints; the completion of generation and transmission construction in the region, which could affect customer growth and the cost of power supplies; risks inherent in the operation of nuclear facilities, such as environmental, regulatory, health and financial risks, risk of terrorist attack, planned and unplanned outages, and unfunded decommissioning costs; the ability of our power plant participants to meet contractual or other obligations; technological developments in the electric industry; the results of litigation and other proceedings resulting from the California and Pacific Northwest energy situations; the performance of Pinnacle West’s subsidiaries and any resulting effects on its cash flow; the strength of the real estate and credit markets and economic and other conditions affecting the real estate and credit markets in SunCor’s market areas, which include Arizona, Idaho, New Mexico and Utah; and other uncertainties, all of which are difficult to predict and many of which are beyond the control of Pinnacle West and APS.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit
No.	Registrant(s)	Description

99.1	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month and six-month periods ended June 30, 2009 and 2008.

99.2	Pinnacle West APS	Earnings News Release issued on August 4, 2009.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation Second Quarter 2009 slide presentation accompanying August 4, 2009 conference call.

99.4	Pinnacle West APS	2009 Earnings Outlook Reconciliation.

99.5	Pinnacle West APS	2010 Earnings Outlook Reconciliation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: August 4, 2009	By:	/s/ James R. Hatfield
James R. Hatfield Senior Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: August 4, 2009	By:	/s/ James R. Hatfield
James R. Hatfield Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit
No.	Registrant(s)	Description

99.1	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month and six-month periods ended June 30, 2009 and 2008.

99.2	Pinnacle West APS	Earnings News Release issued on August 4, 2009.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation Second Quarter 2009 slide presentation accompanying August 4, 2009 conference call.

99.4	Pinnacle West APS	2009 Earnings Outlook Reconciliation.

99.5	Pinnacle West APS	2010 Earnings Outlook Reconciliation.